1 Ascend Acquisition Corp. Acquisition of e.PAK Resources (S) Pte. Ltd. Exhibit 99.7

Cautionary Statements
THE ATTACHED SLIDESHOW WAS FILED ON DECEMBER 10, 2007 ON FORM 8-K.  ASCEND IS
HOLDING FROM TIME TO TIME PRESENTATIONS FOR CERTAIN OF ITS STOCKHOLDERS, AS WELL AS
OTHER PERSONS WHO MIGHT BE INTERESTED IN PURCHASING ASCEND’S SECURITIES,
REGARDING ITS ACQUISITION OF E.PAK RESOURCES (S) PTE. LTD., AS DESCRIBED IN THE
REGISTRATION STATEMENT ON FORM S-4 FILED ON NOVEMBER 13, 2007.  THE ATTACHED
SLIDESHOW, AS WELL AS THE 8-K AND S-4, MAY BE DISTRIBUTED TO ATTENDEES OF THESE
PRESENTATIONS.  EARLYBIRDCAPITAL, INC. (“EBC”), THE MANAGING UNDERWRITER OF ASCEND’S
INITIAL PUBLIC OFFERING (“IPO”) CONSUMMATED IN MAY 2006, IS ASSISTING ASCEND IN THESE
EFFORTS AND WILL BE PAID A CASH FEE OF 1.5% OF CONSIDERATION PAID IN THE ACQUISITION
PLUS INDEBTEDNESS ASSUMED AND DEFERRED COMMISSIONS OF $925,000 AS THE
UNDERWRITER OF THE IPO AT THE CLOSING OF THE ACQUISITION.  ASCEND AND ITS DIRECTORS
AND EXECUTIVE OFFICERS AND EBC MAY BE DEEMED TO BE PARTICIPANTS IN THE SOLICITATION
OF PROXIES FOR THE SPECIAL MEETING OF STOCKHOLDERS TO BE HELD TO APPROVE THE
ACQUISITION, AS WELL AS THE RELATED REDOMESTICATION OF ASCEND AS A BERMUDA PUBLIC
COMPANY (“BERMUDA PUBCO”).  STOCKHOLDERS OF ASCEND AND OTHER INTERESTED PERSONS
ARE ADVISED TO READ, WHEN AVAILABLE, ASCEND’S FINAL PROSPECTUS AND PROXY STATEMENT
IN CONNECTION WITH THE EXCHANGE OF BERMUDA PUBCO’S SHARES AND WARRANTS FOR THE
OUTSTANDING SHARES AND WARRANTS OF ASCEND AND ASCEND’S SOLICITATION OF PROXIES
FOR THE SPECIAL MEETING BECAUSE THIS DOCUMENT WILL CONTAIN IMPORTANT INFORMATION.
SUCH PERSONS CAN ALSO READ ASCEND’S FINAL PROSPECTUS FROM THE IPO, DATED MAY 11,
2006, FOR A DESCRIPTION OF THE SECURITY HOLDINGS OF ASCEND’S OFFICERS AND DIRECTORS
AND OF EBC AND THEIR RESPECTIVE INTERESTS IN THE SUCCESSFUL CONSUMMATION OF THIS
BUSINESS COMBINATION.  THE FINAL PROSPECTUS AND PROXY STATEMENT WILL BE MAILED TO
STOCKHOLDERS AS OF A RECORD DATE TO BE ESTABLISHED FOR VOTING ON THE ACQUISITION.
STOCKHOLDERS WILL ALSO BE ABLE TO OBTAIN A COPY OF THE FINAL PROSPECTUS AND PROXY
STATEMENT, WITHOUT CHARGE, BY DIRECTING A REQUEST TO: ASCEND ACQUISITION CORP, 435
DEVON PARK DRIVE, BUILDING 400, WAYNE, PENNSYLVANIA 19087.  THE PRELIMINARY AND FINAL
PROSPECTUSES AND PRELIMINARY AND DEFINITIVE PROXY STATEMENTS, ONCE AVAILABLE, CAN
ALSO BE OBTAINED, WITHOUT CHARGE, AT THE SECURITIES AND EXCHANGE COMMISSION’S
INTERNET SITE
(HTTP://WWW.SEC.GOV).
……………...

Forward Looking Statements
SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995:
THIS PRESENTATION AND ACCOMPANYING ORAL REMARKS MAY CONTAIN FORWARD-LOOKING
STATEMENTS THAT INVOLVE RISKS AND UNCERTAINTIES THAT COULD CAUSE ACTUAL RESULTS
TO DIFFER MATERIALLY FROM THOSE DESCRIBED.  SUCH FACTORS INCLUDE, BUT ARE NOT
LIMITED TO, THE COMPANY’S ABILITY TO EFFECT A BUSINESS COMBINATION, EPAK’S ABILITY TO
GROW FUTURE REVENUES AND EARNINGS, CHANGES IN DEMAND FOR EPAK’S PRODUCTS,
MARKET ACCEPTANCE OF THE COMPANY’S PRODUCTS, CHANGES IN THE LAWS OF THE PEOPLE’S
REPUBLIC OF CHINA THAT AFFECT THE COMPANY’S OPERATIONS, AND OTHER FACTORS DETAILED
FROM TIME TO TIME IN THE COMPANY'S FILINGS WITH THE UNITED STATES SECURITIES AND
EXCHANGE COMMISSION AND OTHER REGULATORY AUTHORITIES INCLUDING THE PROSPECTUS
AND PROXY STATEMENT TO BE FILED IN CONNECTION WITH THE PROPOSED ACQUISITION. THE
COMPANY UNDERTAKES NO OBLIGATION TO PUBLICLY UPDATE OR REVISE ANY FORWARD-
LOOKING STATEMENTS, WHETHER AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR
OTHERWISE. AS USED HEREIN, THE "COMPANY" MEANS THE COMBINED ENTITIES ASCEND
ACQUISITION CORPORATION OR THE CONTINUING ENTITY RESULTING FROM ITS AMALGAMATION
WITH A WHOLLY OWNED BERMUDA SUBSIDIARY AND EPAK RESOURCES (S) PTE LTD, FOLLOWING
THE INTENDED ACQUISITION OF EPAK BY ASCEND. THIS PRESENTATION SUPERSEDES ANY PRIOR
INVESTOR PRESENTATION FILED UNDER A CURRENT REPORT ON FORM 8-K REGARDING THE
TRANSACTIONS DESCRIBED HEREIN. EPAK’S FINANCIAL INFORMATION AND DATA CONTAINED
HEREIN FOR 2002 AND 2003 IN THE EXHIBITS HERETO HAS BEEN PREPARED BY EPAK AS A PRIVATE
COMPANY, AND WAS PREPARED IN ACCORDANCE WITH THE PUBLISHED RULES AND REGULATIONS
OF THE SINGAPORE FINANCIAL REPORTING STANDARD AND HAS NOT BEEN AUDITED UNDER
UNITED STATES GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND MAY NOT CONFORM TO
SEC REGULATION S-X. FINANCIAL INFORMATION AND DATA CONTAINED HEREIN FOR PERIODS
OTHER THAN 2002 AND 2003 HAVE BEEN PREPARED IN ACCORDANCE WITH UNITED STATES
GENERALLY ACCEPTED ACCOUNTED PRINCIPLES. ALL FINANCIAL AMOUNTS PRESENTED HEREIN
AND IN THE EXHIBITS HERETO ARE IN US DOLLARS UNLESS SPECIFICALLY NOTED OTHERWISE.

ePAK Investment Merits
•
Leading full service supplier of semiconductor
transfer and handling products
•
Central, PRC-based operations led by veteran
semiconductor industry team
•
Accelerating revenue and earnings growth
•
Advanced low cost manufacturing
•
Consistent market growth, low volatility
•
Multiple opportunities for large scale growth in
$40 billion market

5 Semiconductor & Electronics ePAK Focus

Transaction Consideration
Shares Issued to ePAK (no cash out at close or warrant conversion) 8,601,002
Closing Stock Price (ASAQ.OB) on Dec 3, 2007 $5.65
Equity Consideration $48,595,661
Plus: Estimated ePAK Debt ~$7,000,000
Less: Estimated ePAK Cash ~($5,000,000)
Transaction Consideration $50,595,661
Total Common Shares Outstanding Post Closing 17,167,669
Closing Stock Price (ASAQ.OB) on Dec 3, 2007 $5.65
Equity Value $96,997,330
Plus: Estimated Debt ~$7,000,000
Less: Estimated Cash
(1)
~($40,000,000)
Enterprise Value $63,997,330
EBITDA Earn-Outs
Year EBITDA Hurdle Enterprise Value / EBITDA Earn-Out Shares
2008 $14,700,000 4.4x 88,525
2009 $24,300,000 2.6x 88,525
2010 $37,900,000 1.7x 88,525
265,575
Share Price Earn-Outs (Must Occur Within 6 Months of Closing)
Share Price Hurdle Earn-Out Shares
$6.00 88,525
$6.50 88,525
$7.00 88,525
$7.50 88,525
$8.00 88,525
442,625
Warrant Conversion Earn-out (ASAQW.OB)
Shares Issued Upon Warrant Conversion When Share Price >= $8.50 442,625
Total Potential Earn-out Shares 1,150,825
(1) ePAK estimated cash of $5,000,000 plus Ascend estimated cash of $35,000,000 cash at closing.

Comparative Valuation
ePAK Trading Comparables
EV / Revenue EV / EBITDA Price / Earnings
Company TTM 2007E 2008E TTM 2007E 2008E TTM 2007E 2008E
Amkor Technology Inc. (NasdaqGS:AMKR) 1.1x 1.1x 1.0x 4.5x 4.6x 4.4x 8.7x 8.7x 7.1x
Entegris, Inc. (NasdaqGS:ENTG ) 1.4x 1.5x 1.4x 9.5x 8.5x 7.4x 22.1x 25.9x 18.8x
Illinois Tool Works (NYSE:ITW) 2.0x 1.9x 1.8x 10.2x 9.4x 8.6x 17.0x 16.4x 14.6x
MEMC Electronic Materials Inc. (NYSE:WFR) 9.2x 8.6x 6.9x 19.7x 17.8x 13.9x 31.1x 23.6x 18.5x
Peak International Ltd. (NasdaqGM:PEAK) 0.2x NA NA NM NM NM NM NM NM
Siliconware Precision (NasdaqGS:SPIL) 2.9x 2.5x 2.2x 8.0x 6.8x 6.0x 128.0x 10.6x 10.2x
Mean: 2.8x 3.1x 2.7x 10.4x 9.4x 8.1x 41.4x 17.0x 13.8x
ePAK (Based $50.6M transaction consideration) 1.2x NA NA 7.7x NA NA 20.2x NA NA
Note:  Data as of November 30, 2007.  TTM as of 9/30/07.
Source:  CapitalIQ.

ePAK Overview
Dedicated to servicing the semiconductor and electronics
industry
• 600,000 sq foot central manufacturing:  Shenzhen, PRC
• Executive Offices:  Austin, TX
• Founded in 1999
• 9 sales offices, 40 warehouses worldwide
• Over 500 customers
• 1,500 employees
• 100+ English-speaking
engineering and technical staff

• Core management team 15 years in partnership
• Semiconductor industry veterans
• 75 top sales and senior manufacturing executives
together since 1992
• 23 patents granted, 31 patents pending
Peak, Compaq, TI 23 CTO Jim Thomas
Ernst & Young 5 Senior VP Finance Jason Lee
Officer Position Years in
Industry
Previous Experience
Steve Dezso CEO 20 Peak, E-Systems
MS Khoo COO 25 Peak, AMD, Thomson
Richard Brook EVP Business Development 25 Peak, TI
Chun Chok Senior VP South Asia Sales 16 Peak
Jeff Blaine Senior VP North Asia Sales 23 Peak, TI
Executive Team

10 Systems Automated Handling Back End Assembly & Test Front End Wafer Fabrication ePAK Provides Solutions from “Start to Finish” ePAK Value Chain

11 Blue Chip Customers

Favorable Market Environment
• Highly fragmented global semiconductor market
•
ePAK’s products represent <2% of customers’
total cost
• Customer demand driven by semiconductor unit
volumes
– Consistent YOY growth
– Not subject to cyclical semiconductor capital
equipment volatility

13 11% CAGR Silicon Wafer Demand 0 1000 2000 3000 4000 5000 6000 7000 8000 9000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 Source: VLSI Research Silicon Wafer Growth

Value Proposition to Customers
• Design & Engineering
– Outsourced engineering expertise
– Proprietary products
• Service
– Customized vendor-managed inventory
– Minimize expensive downtime
• Manufacturing
– Low-cost, world-class facility; clean rooms
– Proprietary methods
Customers’ problems are ePAK’s Opportunities

Driving High Margins
• Consumable Products
– Single use
– Rapid velocity
– Multiple transport segments
• Critically Important
– On-time delivery
– Maximize customer efficiency
• High Barriers to Entry
– Precision design and specifications
– Highly customized

16 • Low cost, large scale manufacturing center • Central to semiconductor manufacturing • Short supply lines drive service advantage • JIT delivery Central Manufacturing, Global Supply

ePAK
Diversified
(ENTG, 3M, ITW)
Niche
(Advantek, Peak,
CPAK)
Regional
(Dou Yee, Shinon)
Global
Service
Large
Capacity
Broad
Offering
Same Day
Delivery
Vertical
Integration
ePAK Advantage
Engineering
Partnership

$40 B TAM
2008
$500 M TAM
2005 2001
Tape & Reel
20% of Sales
$150 M TAM

• Industry focused, rapid adoption, brand equity
• Driven by new product introductions
• Capitalizing on underlying business model strengths
Business Strategy Builds on Strengths
1999
IC Handling Trays
40%  of Sales
$250 M TAM

Latest Growth Driver, Wafer Handling
• Entered in 2005
• ~5% of TAM
• Largest ePAK performance driver
• Sales: 2005 = 12%, 2006 = 22%, 9 Mo. 2007 = 35%
• 50 - 60% gross margin range
• Historically dominated by Entegris (80% of TAM)

Sales ($ in millions)
$0
$5
$10
$15
$20
$25
$30
$35
Sales
$12.5 $15.4 $21.7 $27.0 $36.1
2002 2003 2004 2005 2006
30% CAGR
Consistent Sales Growth
Audited results for 2004-2006 prepared in accordance with US GAAP; Audited 2002 and 2003 results prepared in accordance with  Singapore GAAP.

CF from Ops ($ in millions)
$0.0
$2.0
$4.0
$6.0
$8.0
$10.0
$12.0
CF from Ops
$0.7 $1.2 $5.2 $6.5 $12.4
2002 2003 2004 2005 2006
Accelerating Cash Flow
103% CAGR
Audited results for 2004-2006 prepared in accordance with US GAAP; Audited 2002 and 2003 results prepared in accordance with  Singapore GAAP.

22 Capital Expenditures ($ in millions) $0.0 $1.0 $2.0 $3.0 $4.0 $5.0 $6.0 Cap Ex $2.2 $2.6 $3.3 $3.3 $5.1 2002 2003 2004 2005 2006 Capital Expenditures • Historically: $1 capex drives $2 in revenue

(US$ in millions)
Sep 30, 2007
Cash and equivalents $       1.9
Total assets $     38.0
Short-term debt $       5.8
Working capital* $      1.2
Days sales outstanding             76
Days inventory outstanding 121
Days payables outstanding 142
Current ratio* 1.06:1
Long-term debt $       0.9
Total liabilities* $     21.3
Shareholders equity* $     16.7
Balance Sheet Metrics
Prepared in accordance with U.S. GAAP.
* Liabilities excludes $4.8 million due to parent holding co and equity includes $25.7 million contingent redeemable common.

• Consistent and Strong Revenue Growth
• Strong Gross Profit Margins
• Improving Margins with Scale
Summary Income Statement
(US$ in '000s) 2004 2005 2006 LTM Sep 07 Target
(unaudited)
Revenues
21,732 $        27,013 $       36,146 $      42,833 $
Growth
44.6% 24.3% 33.8% 24.9%
45.0%
Gross Profit
7,175 9,052 13,063 14,853
GP%
33.0% 33.5% 36.1% 34.7%
42.0%
EBITDA
2,025 3,436 5,750 6,558
EBITDA%
9.3% 12.7% 15.9% 15.3%
24.0%
Net Income
(88) 103 2,179 2,411
NI%
-0.4% 0.4% 6.0% 5.6%
18.0%
Capital Expenditures
3,321 3,306 5,099 4,927
Capex/Revenues
15.3% 12.2% 14.1% 11.5%
Prepared in accordance with US GAAP. EBITDA excludes certain non-cash expense items as shown on the
U.S. GAAP statement of cash flows.

25
Use of Proceeds
•
Increase capacity to accelerate growth
•
New product development
– High purity silicon handling
– High density disk drive
– Customer driven
•
Acquisition candidates
– Semi materials space:  $40B, highly fragmented
– Targets: inefficient business models, high cost
structures

Amalgamation/Redomicile in Bermuda
•
Surviving company ePAK International Limited
•
Bermuda registered corporation
•
All common stock and warrants outstanding
exchanged 1:1
•
Tax efficient corporate structure
•
Preserves capital and retained earnings where
they are most efficiently deployed
•
Nasdaq listed, prospective ticker EPAK

Investment Summary
•
Leading full service supplier of semiconductor
transfer and handling products
•
Central, PRC-based operations led by veteran
semiconductor industry team
•
Accelerating revenue and earnings growth
•
Advanced low cost manufacturing
•
Consistent market growth, low volatility
•
Multiple opportunities for large scale growth in
$40 billion market

Ascend Acquisition Corporation
Don K. Rice, Chairman and CEO
435 Devon Park Drive, Bldg. 400
Wayne, PA 19087
Phone: 610-519-1336
don@ascendgrowth.com
www.ascendgrowth.com
ePAK International Inc.
Steve Dezso, CEO
4926 Spicewood Springs, #200
Austin, TX 78759
Phone: 512-231-8083
steve.dezso@epak.com
www.epak.com
Investor Relations
Crocker Coulson, President
CCG Elite
1325 Avenue of the Americas, Suite 2800
New York, NY 10019
Phone:  646-213-1915
crocker.coulson@ccgir.com
www.ccgir.com
Contact Information